UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                 FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  April 5, 2002



                            MONOGRAM PICTURES, INC.
             (Exact name of registrant as specified in its charter)



Nevada                         000-20598                      75-2293489
(State or other jurisdiction  (Commission                   (IRS Employer
of incorporation)             File Number)             Identification No.)



             1375 South Fort Harrison Ave., Clearwater Florida 33756
             (Address of principal executive offices       Zip Code)



      Registrant's telephone number, including area code:  727 466-2302



                             NOT APPLICABLE
            (Former name or former address, if changed since last report)




Item 1.  Changes in Control of Registrant.

  NOT APPLICABLE

Item 2.  Acquisition or Disposition of Assets.

  On Friday, April 5, 2002, Monogram Pictures consummated the "Agreement Providing For The Exchange Of Capital Stock" with Med-Tech Labs, Inc., d/b/a Med Services of America (MSA). Monogram Pictures, Inc. has acquired 100% of MSA's issued and outstanding common stock pursuant to the "Agreement Providing for the Exchange of Common Stock" entered into January 25, 2002. More information regarding MSA may be found in the registrant's January 25 2002 Form 8-K filing.

Item 3.  Bankruptcy or Receivership.

  NOT APPLICABLE


Item 4.  Changes in Registrant's Certifying Accountants.

  NOT APPLICABLE


Item 5.  Other Events and Regulation FD Disclosure.

  NOT APPLICABLE

Item 6.  Resignation of Registrant's Directors.

  NOT APPLICABLE

Item 7.  Financial Statements and Exhibits.

  (a) Monogram is unable to comply with its undertaking to file the financial statements required by this item by amendment not later than 60 days after the date of the initial report on Form 8-K. Med-Tech Labs, Monogram's acquisition, does not have audited financial statements. Resolution of issues related to Medicare/Medicaid billing and collections and a change in Monogram's independent auditor, among other things, have delayed the initiation of an independent audit. Monogram has now initiated an audit of Med-Tech Labs financial statements. The audit is expected to be available within 7 weeks. Monogram will file a further amendment to this report that will include the required audited financial statements as soon as practicable following receipt of the auditor's report on Med-Tech Labs.

  (b) For reasons set forth in (a), above, Monogram is unable to comply with its undertaking to file the pro forma financial information required by this item by amendment not later than 60 days after the date of the initial report on Form 8-K. Monogram will file a further amendment to this report that will include the required audited financial information as soon as practicable following receipt of the auditor's report on Med-Tech Labs.

8.  Change in Fiscal Year.

  NOT APPLICABLE


9.  Item FD Disclosure.

          Monogram Pictures, Inc. Acquires Med-Tech Labs, Inc.

Clearwater, Fla., April 5, 2002/PRNewswire/ -- Monogram Pictures, Inc. (OTCBB: MOPP , http://www.monogrampicturesinc.com/) announced today that it has closed the "Agreement Providing For The Exchange Of Capital Stock" with Med-Tech Labs, Inc., d/b/a Med Services of America (http://www.msa-labs.com) (MSA). Monogram Pictures, Inc. has acquired 100% of MSA. Monogram Pictures, Inc. will undertake the necessary steps to change its name to reflect the nature of its business.

Monogram currently operates its wholly owned subsidiary Medical Discounts Limited, Inc. (MDL) (http://www.discountdocs.com) MDL operates a health plan that negotiates substantial medical discounts from their physicians, clinical laboratories and pharmaceutical companies for individuals and families that cannot afford or qualify for health insurance. As part of the agreement, Monogram will distribute by a dividend to its shareholders, excluding the holders of the acquisition shares of the MSA transaction, 95% of its ownership in MDL. Monogram will file a Form SB-2 with the Securities and Exchange Commission registering the MDL shares. The ex-dividend date of the distribution will be determined by the effective registration date of the Form SB-2.

Patrick Barmore, President of Monogram and COO of MSA stated, "We are delighted to have closed this important transaction. MSA is expecting to realize its growth potential now that the capital formation structure is in place. Our physician's laboratory business, as well as environmental testing, respiratory services and veterinary testing business lines will now be more aggressively pursued."

MSA is a full-service independent clinical laboratory servicing the West Coast of Florida from Dunnellon to Fort Myers, with its main facility located at 1375 South Fort Harrison Avenue in Clearwater. The current operation represents the legacy of over 44 years of business in West Central Florida. Over the years the business grew into a regional laboratory with over $12 million in annual gross billings. With a history in Florida's west coast medical community dating back to 1957, the tenure of the laboratory and its ability to reinvent itself within the community is a remarkable legacy.

MSA's courier and client services support staff have a low rate of turnover and thus an intimate knowledge of clients and client office personnel. MSA operates 26 vehicles that service its clients throughout its service area. Many of the couriers and key client services personnel have been with the operation more than five years and several employees with tenures of 15 to 20 years. These long standing client relationships reinforce the perception of tenure in the community, sound management, and a client driven business.

In addition to the core business as a Physician's Laboratory, management has identified three medical, diagnostic and therapeutic business services that can be operated within the current organizational infrastructure, thereby creating new economies of scale for each service in addition to the core business. By redefining necessary economies of scale through a shared infrastructure the marketability of the entire operation will improve with the "value added" perception of the business. The three business services are Respiratory Therapy and Respiratory Durable Medical Equipment, Veterinary Testing and Environmental Testing.

Respiratory Therapy and Respiratory Durable Medical Equipment includes utilizing the existing courier infrastructure to deliver home-based respiratory treatments, oxygen and oxygen-delivered pharmaceuticals to patients. Utilizing its network of couriers and patient service centers and contracting with established therapy providers, MSA can efficiently and economically provide these services and achieve co-productive economies of scale and resulting profits.

Again, exploiting the courier and technological infrastructure, veterinary testing is a particularly lucrative business given concurrent geographic service areas, customer loyalty, lack of effective local competition, and utilization of superior technologies and staff. Veterinary testing has been in limited beta testing and client utilization for one year and will be launched full scale in MSA's current market area.

Environmental Testing is a new venture and represents less that 5% of MSA's projected 2003 revenue. However, as more and more health problems are identified and related to environmental factors the growth in this market will be tremendous. In particular the development of pre-paid kits to test environments and local contracts with engineering firms to certify facilities will be the initial marketing focus.

As economies of scale increase, many smaller laboratories will experience decreasing margins. As these labs feel the increasing economic pinch, MSA will approach them as acquisition opportunities to be incorporated into its book of business. With prudent acquisition strategies these labs represent a significant market growth opportunity. Physician laboratory services is MSA's core business and will remain so. Leveraging its infrastructure by the other three business services for the first 12 complete months in Fiscal 2003 is forecasted to represent 24% of MSA's top line Revenue and 47% of MSA's Net Income (EBITDA).

Special Note: Management believes certain statements in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ from those expressed or implied. Such differences may result from actions taken by the company prior to its current fiscal year end, as well as from developments beyond the company's control, including changes in global economic conditions that may, among other things, affect the performance of the company's anticipated acquisitions or future business. In addition, changes in domestic competitive and economic conditions may also affect performance of all significant company businesses. SOURCE Monogram Pictures, Inc.
Contact:
Monogram Pictures, Inc.
David E. Salmon, Investor Relations
(727) 466-2302




SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM PICTURES, INC.



By /s/ Thomas W. Kearney, CFO
Thomas W. Kearney, CFO
(Principal financial and accounting officer)

April 12, 2002


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